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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 3, 2001


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------       ------------------------------------
  (Commission File Number)                 (IRS Employer Identification Number)



                   One Market Street, Steuart Tower, Suite 600
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 764-2200
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

      On October 3, 2001, OmniSky Corporation issued a press release announcing the implementation of cost-savings measures and the retention of Bear, Stearns & Co. Inc. as a strategic advisor. The press release is attached as Exhibit 99.1 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
      99.1           OmniSky Corporation Press Release issued October 3, 2001


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 3, 2001               OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       ----------------------------------------

                                   Name: Patrick S. McVeigh
                                         --------------------------------------

                                   Title: Chief Executive Officer
                                          -------------------------------------


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                                  EXHIBIT INDEX


      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
      99.1           OmniSky Corporation Press Release issued October 3, 2001


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